August 25, 2011

Berwyn Fund
Berwyn Income Fund
Berwyn Cornerstone Fund
(each a series of The Berwyn Funds)

Supplement to the Prospectus Dated May 1, 2011

Reopening the Berwyn Income Fund (the “Fund”) to All Investors
Effective September 19, 2011

At a Board Meeting held on August 17, 2011, the Board of Trustees authorized the Fund’s investment adviser, The Killen Group, Inc. (the “Advisor”), to reopen the Fund at its discretion.  The Advisor has determined that it is in the best interest of shareholders to reopen the Fund, effective September 19, 2011.  This decision was based primarily on the Advisor’s view that recent volatility in the market has led to new investment opportunities for the Fund.  Accordingly, the second sentence in the section Minimum Initial Investment Requirements, on page 20, is removed and, on pages 33 and 34, the section Berwyn Income Fund – closed to new investors is removed in its entirety.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE